UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report March 14, 2008

(Date of earliest event reported)

MidWestOne Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

000-24630	42-1206172
(Commission File Number)	(I.R.S. Employer Identification Number)

102 South Clinton St., Iowa City, Iowa	52240
(Address of principal executive offices)	(Zip Code)

(319) 356-5800

(Registrant’s telephone number, including area code)

ISB Financial Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On Friday, March 14, 2008, MidWestOne Financial Group, Inc. (the “Company”), formerly known as ISB Financial Corp., announced that the merger (the “Merger”) of MidWestOne Financial Group Inc. (“Old MidWestOne”) with and into the Company was consummated in accordance with the Agreement and Plan of Merger, dated as of September 11, 2007, between the Company and Old MidWestOne. Pursuant to the terms of the Merger Agreement, each outstanding share of Old MidWestOne common stock was exchanged for 0.95 share of the Company’s common stock. The Company issued approximately 3.5 million shares to former Old MidWestOne shareholders. As a result of the transaction, Old MidWestOne’s common stock, which traded under the symbol “OSKY,” will cease trading on the Nasdaq Global Market. Pursuant to Rule 12g-3(a) under the Securities Exchange Act, as amended (the “Exchange Act”), the Company’s common stock is deemed registered under Section 12(b) of the Exchange Act and, on Monday, March 17, 2008, the Company’s common stock, including the shares issued to Old MidWestOne shareholders in the Merger, will begin trading on the Nasdaq Global Select Market under the symbol “MOFG.” For purposes of Rule 12g-3(a), the Company is the successor issuer to Old MidWestOne.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Company’s press release, dated March 14, 2008, announcing the completion of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, the Company succeeded to Old MidWestOne’s obligations under an Indenture, dated September 20, 2007, between Old MidWestOne and Wilmington Trust Company (the “Indenture”). Pursuant to the Indenture, Old MidWestOne issued $15,464,000 of floating rate junior subordinated deferrable interest debentures, which mature in 2037. Interest on the debentures and the related trust preferred securities is payable quarterly with the interest rate on 50 percent of the amount fixed at 6.478 percent for five years and the remaining 50 percent variable at the three-month LIBOR rate plus 1.59 percent. The debentures and trust preferred securities are callable at the Company’s option at par after 5 years.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

In connection with the Merger, the Audit Committee of the board of directors of the Company has approved a change in independent registered public accounting firms. Effective March 14, 2008, the Audit Committee dismissed McGladrey & Pullen LLP (“M&P”) as the Company’s independent registered public accounting firm and approved the engagement of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm.

For the fiscal years ended December 31, 2007 and December 31, 2006, M&P’s reports on ISB Financial Corp.’s consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and December 31, 2006, and through the date hereof, there have been no reportable events described in Item 304(a)(1)(v) of Regulation S-K and there were no disagreements with M&P on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&P, would have caused M&P to make reference thereto in its reports on ISB Financial Corp.’s financial statements for such years.

The Company has provided M&P with a copy of the foregoing disclosures and has requested that M&P furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not M&P agrees with the above statements and, if not, stating the respects in which M&P does not agree. The letter prepared by M&P in response to our request will be filed as an amendment to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

In connection with the Merger, effective March 14, 2008, the Audit Committee selected KPMG as the Company’s new independent registered public accounting firm, subject to KPMG’s customary client acceptance procedures. KPMG previously served as the independent registered public accounting firm for Old MidWestOne. During the fiscal years ended December 31, 2007 and December 31, 2006, and through the date hereof, the Company has not consulted with KPMG with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, and effective upon completion of the Merger, W. Richard Summerwill resigned as the Chief Executive Officer of the Company. Mr. Summerwill will continue to serve as the Chairman of the Company for a period of three years following the Merger. Additionally, effective upon completion of the Merger, Richard J. Schwab, Robert L. Sentman and Suzanne Summerwill resigned as directors of the Company. Their resignations were made pursuant to the terms of the Merger Agreement and were not the result of any disagreements with the other directors.

Effective upon completion of the Merger, the Company appointed Charles N. Funk as President and Chief Executive Officer of the Company. Mr. Funk, age 53, previously was the President of the Company. Mr. Funk will remain a Director of the Company and will retain his position as President and Chief Executive Officer of Iowa State Bank & Trust Company. Mr. Funk has been the President of the Company and the President and Chief Executive Officer of Iowa State Bank & Trust Company since joining the Company in 2000. Prior to joining the Company, he held positions as President and Central Region Manager and Chief Investment Officer of Brenton Bank—Des Moines.

Under his employment agreement, which became effective upon completion of the Merger and will continue until December 31, 2010 (subject to automatic one-year extensions on each January 1 thereafter unless either the Company or Mr. Funk declines such extension), Mr. Funk will receive an initial base salary of $300,000, which amount will be, beginning

January 1, 2009, subject to increase as approved by the compensation committee of the Company’s board of directors. In addition, Mr. Funk will be eligible for an incentive bonus and participation in other employee benefit plans, including the Company’s equity incentive plan and any pension plan or 401(k) plan. If there is a change in control of the Company during the term of the employment agreement, Mr. Funk will be entitled to a change in control payment equal to 2.5 times the sum of his then-current base salary and the incentive bonus paid for the prior year. The employment agreement also contains a two-year non-competition provision and a two-year non-solicitation provision. Further, Mr. Funk’s employment agreement provides that, during his employment period with the Company, he shall be nominated to serve as a member of the board of directors, subject to election by the Company’s shareholders. A copy of Mr. Funk’s employment agreement is incorporated by reference as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. In addition to the benefits provided under his employment agreement, the Company’s board of directors approved, in connection with the Merger and pursuant to the terms of the Merger Agreement, an initial grant of 6,000 options to purchase shares of Company common stock to Mr. Funk, effective as of April 1, 2008.

Effective upon completion of the Merger, the Company appointed David A. Meinert as Executive Vice President, Chief Financial Officer and Treasurer of the Company. Prior to joining the Company, Mr. Meinert, age 54, served as the Executive Vice President and Chief Financial Officer of Old MidWestOne. He had been with Old MidWestOne and its subsidiaries in various capacities since 1978.

Under his employment agreement, which became effective upon completion of the Merger and will continue until December 31, 2010, Mr. Meinert will receive an initial base salary of $205,000, which amount will be, beginning January 1, 2009, subject to increase as approved by the compensation committee of the Company’s board of directors. In addition, Mr. Meinert will be eligible for an incentive bonus and participation in other employee benefit plans, including the Company’s equity incentive plan and any pension plan or 401(k) plan. If there is a change in control of the Company during the term of the employment agreement, Mr. Meinert will be entitled to a change in control payment, the amount of which will be determined based on the year in which the change in control occurs. The employment agreement also contains a one-year non-competition provision and a two-year non-solicitation provision. A copy of Mr. Meinert’s employment agreement is incorporated by reference as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. In addition to the benefits provided under his employment agreement, the Company’s board of directors approved, in connection with the Merger and pursuant to the terms of the Merger Agreement, an initial grant of 3,000 options to purchase shares of Company common stock to Mr. Meinert, effective as of April 1, 2008.

Furthermore, effective upon completion of the Merger, the Company appointed Kent L. Jehle as Executive Vice President and Chief Lending Officer of the Company. Mr. Jehle, age 48, previously was a Vice President of the Company and the Executive Vice President—Commercial Banking of the Company’s lead subsidiary bank, Iowa State Bank & Trust Company. He will continue to serve Iowa State Bank & Trust Company in that capacity until the Company’s three subsidiary banks are consolidated under a single charter, at which point he also will become the Executive Vice President and Chief Lending Officer of the consolidated bank. Mr. Jehle has been with the Company and its subsidiaries since 1986.

Under his employment agreement, which became effective upon completion of the Merger and will continue until December 31, 2010 (subject to automatic one-year extensions on each January 1 thereafter unless either the Company or Mr. Jehle declines such extension), Mr. Jehle will receive an initial base salary of $205,000, which amount will be, beginning January 1, 2009, subject to increase as approved by the compensation committee of the Company’s board of directors. In addition, Mr. Jehle will be eligible for an incentive bonus and participation in other employee benefit plans, including the Company’s equity incentive plan and any pension plan or 401(k) plan. If there is a change in control of the Company during the term of the employment agreement, Mr. Jehle will be entitled to a change in control payment equal to two times the sum of his then-current base salary and the incentive bonus paid for the prior year. The employment agreement also contains a two-year non-competition provision and a two-year non-solicitation provision. A copy of Mr. Jehle’s employment agreement is incorporated by reference as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference. In addition to the benefits provided under his employment agreement, the Company’s board of directors approved, in connection with the Merger and pursuant to the terms of the Merger Agreement, an initial grant of 3,000 options to purchase shares of Company common stock to Mr. Jehle, effective as of April 1, 2008.

Also effective upon completion of the Merger, the Company appointed John P. Pothoven as Executive Vice President and Chief Operating Officer of the Company. Prior to joining the Company, Mr. Pothoven, age 65, had been the President of Old MidWestOne’s subsidiary bank. Mr. Pothoven had been with Old MidWestOne since 1976. He will continue to serve Old MidWestOne’s subsidiary bank in that capacity until his anticipated retirement in June 2008. Mr. Pothoven has communicated to the Company that he intends to retire in June 2008. Mr. Pothoven’s employment agreement with Old MidWestOne remains in place following the Merger.

As discussed above, pursuant to the Merger Agreement, W. Richard Summerwill resigned as the Chief Executive Officer of the Company, but will continue to serve as Chairman of the Company for a period of three years following the merger. Mr. Charles S. Howard, who previously served as the Chairman, Chief Executive Officer and President of Old MidWestOne, has been appointed serve as Vice Chairman of the Company for a period of three years following the merger. The Company has entered into letter agreements with each of Mr. Summerwill and Mr. Howard which govern the terms of their respective positions with the Company. Mr. Summerwill’s letter agreement provides that he will receive an annual salary of $80,000 but will not receive director fees and will not be eligible for any severance benefits upon his resignation from the Company. Mr. Howard’s letter agreement provides that he will receive an annual salary of $75,000 but will not receive director fees. Mr. Summerwill and Mr. Howard are each eligible to participate in the Company’s employee benefit plans, including the equity incentive programs. In addition, Mr. Howard’s letter agreement provides that, if Mr. Summerwill is no longer serving as the Chairman of the Company at any time during the three-year period following consummation of the Merger, Mr. Howard will be appointed to serve as the new Chairman of the Company. Copies of Mr. Summerwill’s and Mr. Howard’s letter agreements are incorporated by reference as

Exhibit 99.5 and Exhibit 99.6, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. In addition to the benefits provided under their letter agreements, the Company’s board of directors approved, in connection with the Merger and pursuant to the terms of the Merger Agreement, an initial grant of 500 restricted Company stock units each to Mr. Summerwill and Mr. Howard, effective as of April 1, 2008. The other directors of the Company were granted the same number of restricted stock units as Mr. Summerwill and Mr. Howard.

Pursuant to the terms of the Merger Agreement, the following directors of Old MidWestOne were appointed to join W. Richard Summerwill, Charles N. Funk, Donna M. Katen-Bahensky, John S. Koza, Kevin W. Monson and Stephen L. West as directors of the Company, effective upon completion of the Merger:

Name and Age	Director of Old MidWestOne Since	Position with Old MidWestOne and Principal Occupation
Charles S. Howard (52)	1988	Chairman, President and Chief Executive Officer of Old MidWestOne; Chairman of MidWestOne Bank
David A. Meinert (54)	1991	Director, Executive Vice President and Chief Financial Officer of Old MidWestOne
Richard R. Donohue (58)	1999	Director of Old MidWestOne Managing Partner, TD&T Financial Group (accounting firm)
James G. Wake (68)	2000	Director of Old MidWestOne and MidWestOne Bank General Manager, Smith-Wake Ag Services (feed, grain and livestock production)
Robert D. Wersen (65)	2006	Director of Old MidWestOne and MidWestOne Bank Founder/President, Interpower Corporation (power system components)
R. Scott Zaiser (47)	2006	Director of Old MidWestOne and MidWestOne Bank President, Zaiser’s Landscaping, Inc. (residential and commercial landscaping design and installation)

As discussed in more detail below, in connection with the Merger, the Company created a classified board of directors, with three classes each consisting of one-third of the total number of directors. Class I directors will serve an initial term expiring at the Company’s 2008 annual meeting, Class II directors will serve an initial term expiring at the Company’s 2009 annual meeting and Class III directors will serve an initial term expiring at the Company’s 2010 annual meeting, with each class thereafter being elected to three-year terms. The Company’s 12 directors have been assigned to Classes I, II and III as follows:

Class I	Class II	Class III
Donna M. Katen-Bahensky	Richard R. Donohue	David A. Meinert
Charles N. Funk	Charles S. Howard	Kevin W. Monson
Robert D. Wersen	John S. Koza	W. Richard Summerwill
R. Scott Zaiser	Stephen L. West	James G. Wake

The committees of the Company’s board of directors are comprised as follows:

AUDIT
Richard R. Donohue (Chair)	John S. Koza
Kevin W. Monson	R. Scott Zaiser

NOMINATING AND CORPORATE GOVERNANCE
Richard R. Donohue	John S. Koza (Chair)
Robert D. Wersen	Stephen L. West

COMPENSATION COMMITTEE
Kevin W. Monson	James G. Wake
Robert D. Wersen	Stephen L. West (Chair)

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 14, 2008, the Company filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Iowa, pursuant to which the name of the Company changed to “MidWestOne Financial Group, Inc.” The Amended and Restated Articles of Incorporation also created a classified board of directors, with three classes each consisting of one-third of the total number of directors. A copy of the Amended and Restated Articles of Incorporation is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 14, 2008, in connection with the Merger, amendments to the Company’s by-laws previously approved by the Board of Directors of the Company became effective. Those amendments primarily are directed to preserving the shared ownership structure of the Company for a certain period of time following the Merger. The Company’s by-laws, as amended, provide, among other things, that:

•

the Board shall consist of 12 directors, consisting of six directors who were serving as directors of the Company prior to the effective time of the Merger (“ISB-Related Directors”) and six directors who were serving as directors of Old MidWestOne prior to the effective time of the Merger (“MidWestOne-Related Directors”);

•	each of the three classes of directors shall consist of two ISB-Related Directors and two MidWestOne-Related Directors;

•

Class I directors shall serve an initial term expiring at the Company’s 2008 annual meeting, Class II directors shall serve an initial term expiring at the Company’s 2009 annual meeting and Class III directors shall serve an initial term expiring at the Company’s 2010 annual meeting, with each class thereafter being elected to a term of three years; and

•

the Board shall establish three standing committees—Audit, Nominating and Corporate Governance, and Compensation—with each committee initially consisting of two ISB-Related Directors and two MidWestOne-Related Directors.

A copy of the Amended and Restated By-laws incorporated by reference as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The Company intends to provide the financial statements of Old MidWestOne for the periods specified in Rule 3-05 of Regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of this Form 8-K.

(b)	Pro Forma Financial Information

The Company intends to provide the pro forma financial information required by Article 11 of Regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(b)(2) of this Form 8-K.

(d)	Exhibits.

2.1	Agreement and Plan of Merger between ISB Financial Corp. and MidWestOne Financial Group, Inc., dated September 11, 2007 (incorporated by reference to Appendix A of the Joint Proxy Statement-Prospectus constituting part of the Company’s Amendment No. 2 to Registration Statement on Form S-4 (File No. 333-147628) filed on January 14, 2008)

3.1	Amended and Restated Articles of Incorporation of MidWestOne Financial Group, Inc., filed with the Secretary of State of the State of Iowa on March 14, 2008 (incorporated by reference to Exhibit 3.3 to the Company’s Amendment No. 2 to Registration Statement on Form S-4 (File No. 333-147628) filed on January 14, 2008)

3.2	Amended and Restated Bylaws of MidWestOne Financial Group, Inc. (incorporated by reference to Exhibit 3.4 to the Company’s Amendment No. 2 to Registration Statement on Form S-4 (File No. 333-147628) filed on January 14, 2008)

99.1	Press Release, dated March 14, 2008

99.2	Employment Agreement by and between ISB Financial Corp. and Charles N. Funk, dated September 11, 2007 (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on Form S-4 (File No. 333-147628) filed on November 27, 2007)

99.3	Employment Agreement by and between ISB Financial Corp. and David A. Meinert, dated September 11, 2007 (incorporated by reference to Exhibit 10.23 to the Company’s Registration Statement on Form S-4 (File No. 333-147628) filed on November 27, 2007)

99.4	Employment Agreement by and between ISB Financial Corp. and Kent L. Jehle, dated September 11, 2007 (incorporated by reference to Exhibit 10.24 to the Company’s Registration Statement on Form S-4 (File No. 333-147628) filed on November 27, 2007)

99.5	Letter Agreement by and between ISB Financial Corp. and W. Richard Summerwill, dated September 11, 2007 (incorporated by reference to Exhibit 10.25 to the Company’s Registration Statement on Form S-4 (File No. 333-147628) filed on November 27, 2007)

99.6	Letter Agreement by and between ISB Financial Corp. and Charles S. Howard, dated September 11, 2007 (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-4 (File No. 333-147628) filed on November 27, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidWestOne Financial Group, Inc.

Dated: March 14, 2008	By:	/s/ Charles N. Funk
Charles N. Funk
President and Chief Executive Officer